Exhibit 10.26
                                                                   -------------

                             SUBSCRIPTION AGREEMENT



1. SUBSCRIPTION

     The undersigned (the "Purchaser") hereby offers and agrees to purchase from OMEGA Orthodontics, Inc., a Delaware corporation (the "Company"), the dollar principal amount of 15% Senior Notes ("Notes") due September 30, 1997 of the Company indicated on the Signature Page at the end of this Agreement. Notes subscribed for shall be purchased for 100% of the principal amount in cash in the form of a personal check of the undersigned made payable to "OMEGA Orthodontics, Inc.", delivered to the Company along with completed and executed Signature Pages for OMEGA Orthodontics, Inc., the Subscription Agreement and a completed and signed Investor Questionnaire. The minimum investment in the Company is Fifty Thousand Dollars ($50,000.00).

2. ACKNOWLEDGEMENT

         The Purchaser hereby acknowledges receipt of a copy of the Confidential Private Placement Memorandum dated as of September 4, 1996 (the "Memorandum") concerning the Company and offering of the Notes. Unless otherwise stated, every capitalized term used herein will have the meaning for purposes hereof assigned to such term in the Memorandum or the Notes.

3. ACCEPTANCE

         The Purchaser understands that this Agreement represents one of a limited number of subscriptions for the Notes of the Company being presented to individuals or entities that comply with the requirements of Rule 506 of Regulation D ("Regulation D") promulgated under the Securities Act of 1933 (the "Securities Act"), by the Company. The Purchaser further understands and agrees that this Agreement may be accepted or rejected by the Company in whole or in part, in the sole and absolute discretion of the Company, and if accepted, the Notes purchased pursuant hereto and the "Shares" (as defined below) will be issued only in the name of the Purchaser. The Purchaser hereby acknowledges and agrees that this Agreement and any documents submitted herewith shall survive
(i) changes in the Memorandum which are not material; (ii) death or disability of the Purchaser; and (iii) the acceptance of this Agreement by the Company. The Purchaser acknowledges that the Company is relying upon the representations and warranties of the Purchaser set forth herein and in the accompanying Investor Questionnaire and agrees to notify the Company immediately upon the occurrence of any circumstance or event which could affect the accuracy or completeness of such representations and warranties.

4. REPRESENTATIONS AND WARRANTIES

The Purchaser hereby represents and warrants to the Company as follows:

         (a) The Purchaser is relying solely upon the Memorandum, the Appendices thereto, and independent investigations made by him or his representatives in making his decision to purchase the Notes described herein. The Purchaser has not been furnished any sales literature or offering other than the Memorandum and the information referred to therein.

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         (b) The Purchaser understands that the Notes and Shares have not been registered under the Securities Act or any state securities acts, in reliance on exemptions for private offerings under the Securities Act and such state acts.

         (c) The Notes for which the Purchaser hereby subscribes and the Shares to be issued to the Purchaser are being acquired solely for his own account, for investment, and are not being purchased with a view to or for the resale, distribution, subdivision or fractionalization thereof; he has no present plans to enter into any such contract, undertaking, agreement or arrangement. In order to induce the Company to issue and sell the Notes subscribed for hereby to the Purchaser, it is agreed that the Company will have no obligation to recognize the ownership, beneficial or otherwise, of such Notes and Shares by anyone but the Purchaser.

         (d) The Purchaser has received, completed and returned to the Company the Investor Questionnaire relating to his general ability to bear the risks of an investment in the Company and his suitability as an investor in a private offering, and the Purchaser hereby affirms the correctness of his answers in such Questionnaire.

         (e) The Purchaser acknowledges and is aware that the Company has minimal assets and operating history and that the Notes are speculative investments.

         (f) The Purchaser acknowledges and is aware that there are substantial restrictions on the transferability of the Notes and Shares; the Notes and Shares will not be, and investors in the Company have no rights (other than to the limited extent set forth below) to require that the Notes and Shares be, registered under the Securities Act; there will be no public market for the Notes and Shares; the Purchaser will not be able to avail himself of the provisions of Rule 144 adopted by the Securities and Exchange Commission under the Securities Act with respect to the resale of the Notes and will be able to avail himself of the provisions of such Rule 144 with respect to the resale of the Shares only under the circumstances set forth thereunder; and accordingly, that he may have to hold the Notes and Shares indefinitely and that it may not be possible for him to liquidate his investment in the Company.

         (g) The Purchaser (i) has adequate means of providing for his current needs and possible personal contingencies, and he has no need for liquidity of his investment in the Company; (ii) has a net worth sufficient to bear the risk of losing his entire investment; (iii) can bear the economic risk of losing his entire investment herein; and (iv) does not have an overall commitment to non-readily marketable investments which is disproportionate to his net worth and the investment subscribed for herein will not cause such overall commitment to become excessive.

         (h) If the Purchaser is an individual, he warrants that he is over twenty-one (21) years of age; and if the Purchaser is a corporation, trust or partnership the Purchaser warrants that it is authorized and otherwise duly qualified to hold investments in the Company.

5. INDEMNIFICATION

         The Purchaser hereby indemnifies the Company and the Members of the Board of Directors and the officers of the Company and all of their affiliates, agents and controlling persons, and each of them, and agrees to hold them, and each of them, harmless from and against any and all loss, damage, claim, liability or expense (including reasonable attorneys' fees and expenses and costs of investigation), which they or any of them may sustain or incur by reason of, or in connection with any misrepresentation or breach of any warranty, agreement or covenant made or undertaken in this Agreement, any Investor Questionnaire or otherwise in connection with the sale or distribution by the Purchaser of the Notes and Shares purchased by, or otherwise issued to, the Purchaser pursuant hereto whether or not in violation of the Securities Act or other applicable Federal or state law, provided, however, that such party or parties who may be seeking indemnification hereunder were acting within the reasonable scope of their authority and did not engage in gross negligence, wilful misconduct or bad faith. The representations and warranties contained herein shall be binding upon the Purchaser's heirs, executors, administrators, trustees, successors, and assigns.

6.       SHARES TO BE ISSUED PURSUANT TO NOTES

         To induce the Purchaser to subscribe for Notes, the Company has agreed to issue, for no additional consideration, the number of shares (the "Shares") of Common Stock of the Company set forth on the face of the Note to be issued to the Purchaser hereunder. Such Shares shall be subject to the terms and conditions set forth in this Section 6.

A.       Definitions

         As used in this Section, the following terms have the respective meanings set forth below:

         "Business Day" shall mean any day that is not a Saturday, Sunday or a federal holiday.

         "Commission" shall mean the United States Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

         "Common Stock" shall mean the authorized Common Stock, par value $0.01 per share, of the Company as constituted on the date hereof, and any capital stock into which such Common Stock may hereafter be changed, and shall also include capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of Common Stock upon any reclassification thereof.

         "Fair Market Price" of a share of Common Stock means the closing price on the day in question, or the immediately preceding Business Day if the day in question is not a business day on the applicable national securities exchange Nasdaq Stock Market system on which the Common Stock is included or listed or if, on any day in question, the Common Stock shall not be listed on any national securities exchange or quoted on the Nasdaq Stock Market, then such price shall be equal to the last reported bid and asked prices on such day as reported by the National Quotation Bureau, Inc. or any similar reputable quotation and reporting service, if such quotation is not reported by the National Quotation Bureau, Inc.); provided, however, that if the Common Stock is not traded in such manner that the quotations referred to herein are available for the period required hereunder, the Fair Market Price shall be determined in good faith by the Board of Directors of the Company, or if such determination cannot be made, by a nationally recognized independent investment banking firm selected by the Board of Directors.

         "Holder" shall mean the Purchaser, and any permitted transferees thereof of all or part of the Shares.

         "Initial Public Offering" shall mean the first firm commitment underwritten public offering of Common Stock (and other securities exercisable for the purchase of Common Stock) by the Company pursuant to an effective Registration Statement.

         "Other Shares" shall have the meaning ascribed to in Section 6(c)(1)(b) hereof.

         "Outstanding" when used with reference to Common Stock shall mean, at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock, except shares then owned or held by or for the account of the Company, and shall include shares of Common Stock then issuable pursuant to any other warrants, options or other purchase rights, however denominated.

         "Person" shall mean any individual, sole proprietorship, partnership, joint venture, trust, incorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

         "Primary Shares" shall mean at any time the authorized but unissued shares of Common Stock held by the Company in its treasury.

         "Registrable Shares" shall have the meaning ascribed to it in
Section 6(c)(1) hereof.

         "Registration Expenses" shall mean expenses relating to compliance by the Company with its obligations under Section 6(c)(4) hereof, including all registration and filing fees, exchange listing fees, printing expenses, fees and disbursements of counsel for the Company, state blue sky fees and expenses, and the expense of any special audits and other expert reports incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of personal counsel selected by the Holder.

         "Registration Statement" shall mean a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successor forms, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another entity), including the prospectus, amendments and supplements to such registration statement or prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated or deemed to be incorporated by reference in such registration statement.

         "Restricted Shares" shall mean, at any time, the Holder's Shares, and any securities received in respect thereof, which are at such time held by the Holder and which theretofore have not been sold to the public pursuant to a registration statement under the Securities Act or Rule 144.

         "Rule 144" shall mean Rule 144 promulgated under the Securities Act or any complementary rule thereto (including without limitation Rule 144A).

         "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Shares" shall have the meaning ascribed to it above in this Section 6.


B.       Sale or Transfer of Shares; Legend

         (a) The Shares and the Registerable Shares and shares issued in respect of the Shares or the Registrable Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act, or
(ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act.

         (b) Each certificate representing the Shares and the Registrable Shares, and shares issued in respect of the Shares and the Registrable Shares, shall bear a legend substantially in the following form:

         "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred or pledged unless and until such shares are registered under such Act or an opinion of counsel reasonably satisfactory to the Company is obtained to the effect that such registration is not required."

         The foregoing legend shall be removed from the certificates representing any Registrable Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Securities Act.

C.       Registration Rights

         1. Incidental Registration Rights. (a) If the Company at any time proposes for any reason to register any of its securities under the Act (other than in connection with its Initial Public Offering or pursuant to a registration statement on Forms S-4, S-8 or similar or successor or another form which is not available for registering Registrable Securities for sale to the public), it shall each such time promptly give written notice to all Holders of Registrable Securities of its intention so to do, and, upon the written request, given within 10 days after receipt of any such notice, of such Holder to register any Registrable Securities, which request shall specify the number of Registrable Securities intended to be sold or disposed of by such Holders and shall state the intended method of disposition of such Registrable Securities by such Holders, the Company shall use its best efforts to cause all such Registrable Securities to be registered under the Act as required to permit the sale or other disposition (in accordance with the intended methods thereof, as aforesaid) by such Holders. Notwithstanding the foregoing, the Company shall have the right to withdraw such registration statement, if so required by prudent business judgment, provided it shall reimburse the persons who indicated their intention to include Registrable Securities therein for the out-of-pocket expenses reasonably incurred by such persons in connection therewith. "Registrable Securities", for purposes of this Section 6(c), means (i) the Shares and (ii) any shares of Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued
as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, any of such Shares.

         (b) In the event that the proposed registration by the Company is, in whole or in part, an underwritten public offering of securities of the Company (other than the Initial Public Offering as to which the Holder shall have no registration rights under this Section 6(c)), any request pursuant to this
Section 6 to register may specify that the Registrable Securities are to be included in the underwriting (i) on the same terms and conditions as the shares of Common Stock, if any, otherwise being sold through underwriters under such registration or (ii) on terms and conditions comparable to those normally applicable to offerings of common stock in reasonably similar circumstances in the event that no shares of Common Stock other than Registrable Securities are being sold through underwriters under such registration; provided, however, that if the managing underwriter determines and advises in writing that the inclusion of all Registrable Securities proposed to be included in the underwritten public offering and other issued and outstanding shares of Common Stock proposed to be included therein by persons other than holders of Registrable Securities (the "Other Shares") would interfere with the successful marketing of such securities, then the number of Registrable Securities and Other Shares shall be reduced pro rata among the holders of Registrable Securities and Other Shares, as necessary.

         2. Demand Registration. At any time after the Company becomes eligible to file a Registration Statement on Form S-3 (or any successor form relating to secondary offerings), a Holder holding in the aggregate at least 25% of the Registrable Shares may request the Company, in writing, to effect the registration on Form S-3 (or such successor form). Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all Holders. Such Holders shall have the right by giving written notice to the Company within 30 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Holders may request in such notice of Election. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-3, or such successor form, of all Registrable Shares which the Company has been requested to register.

         3. Preparation and Filing. If and whenever the Company is under an obligation pursuant to the provisions of this Section 6(c) to use its best efforts to effect the registration of any Registrable Securities, the Company shall, as expeditiously as practicable:

                  (a) prepare and file with the SEC a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective;

                  (b) prepare and file with the SEC such amendments and supplements to such registration statements and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for at least nine months and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such registration statement;

                  (c) furnish to each seller such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request in order to facilitate the public sale or other disposition of such Registrable Securities;

                  (d) use its best efforts to register or qualify the Registrable Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as each such seller shall reasonably request (provided, however, that the Company shall not be required to consent to general service of process for all purposes or qualify to do business in any jurisdiction where it is not then qualified) and do any and all other acts or things which may be reasonably necessary or advisable to enable such seller to consummate the public sale or other disposition in such jurisdictions of such securities; and

                  (e) notify each seller of Registerable Securities covered by such registration statement at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the Securities Act within the appropriate period mentioned in clause (b) of this ss.8.3, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

         4. Registration Expenses. All Registration Expenses incurred in complying with this Section 6(c) shall be paid for by the Company.

         5. Indemnification. In the event of any registration of Registrable Securities under the Securities Act pursuant to this Section 6(c) or other registration or qualification thereof pursuant to Section 6(c)(3)(d) hereof, the Company shall enter into an indemnity agreement with the sellers of Registrable Securities in customary form relating thereto.

         6. Assignment. The rights to cause the Company to register Registrable Securities pursuant to this Section 6 may be assigned by a Holder to any transferee or assignee of Registrable Securities upon the transfer or assignment of all Registrable Securities held by such Holder or a minimum of 20% of shares of such Registrable Securities; provided that the Company is notified in writing of such transfer, the proposed transferee or assignee agrees to be bound by the provisions of this Subscription Agreement.

7.       ENTIRE AGREEMENT

         This Agreement contains the entire understanding between the parties hereto and supersedes any prior understanding and agreements between them respecting the subject matter of this Agreement.

8.       GOVERNING LAW

         This Agreement shall be governed, construed, and interpreted in all respects, in accordance with the internal laws of the State of California applicable to contracts made and to be performed wholly therein, except to the extent that by its terms the General Corporation Law of the State of Delaware shall, by reason of the status of the Company as a Delaware business corporation, control, and the Purchaser hereby submits to jurisdiction and venue of the courts located in the State of California.

9.       NOTICES

         All notices, consents, requests, demands, offers, reports and other communications required or permitted shall be deemed to be given when personally delivered to the party entitled thereto, or when sent by United States mail, certified or registered, in a sealed envelope, with postage prepaid, or by receipted, commercial overnight courier addressed if to the Purchaser at the respective location set below his name, and if to the Company to OMEGA Orthodontics, Inc., 3621 Silver Spur Lane, Acton, California 93510, Attention: Robert J. Schulhof, President.

         IN WITNESS WHEREOF, the Purchaser has executed or has caused to be executed this Subscription Agreement by execution of the following signature page as of the date set forth therein.

                             SUBSCRIPTION AGREEMENT
                          SIGNATURE PAGE FOR INDIVIDUAL
                           AND JOINT TENANT INVESTORS

Executed this 25th day of September, 1996

Dollar Amount of Notes Subscribed for: $50,000 (in Multiples of $5,000/minimum investment: $50,000)


Printed Name of Subscriber:  Dr. Dean C. Bellavia


Signature of Subscriber:   /s/ Dean C. Bellavia


Address of Subscriber:

Number and Street :  44 Capen Boulevard


City-State-Zip Code:  Buffalo, NY  14214


Printed Name of Joint Tenant, if applicable*  Cynthia Z. Bellavia

Signature of Joint Tenant, if applicable             Social Security No.
/s/  Cynthia Z. Bellavia                             ###-##-####



------------------
     * All joint tenants, including married couples, must execute this signature page and check the following as appropriate indicating nature of tenancy: (a) _____ Tenants in common; (b) _____ Joint tenants with right of survivorship; (c)
_____ Community property.

                             SUBSCRIPTION AGREEMENT
                     SIGNATURE PAGE FOR CORPORATE INVESTORS


Executed this ___ day of _________, 1996

Dollar Amount of Notes Subscribed for: ______ (in Multiples of $5,000/minimum investment: $50,000)


Name of corporation (please print or type)


ADDRESS:


Number and Street


City-State-Zip Code

BY:
         Signature of authorized officer

Title:

Taxpayer Identification No.:

                             SUBSCRIPTION AGREEMENT
             SIGNATURE PAGE FOR LIMITED LIABILITY COMPANY INVESTORS



Executed this ___ day of _________, 1996

Dollar Amount of Notes Subscribed for: _________ (in Multiples of $5,000/minimum investment: $50,000)


Name of limited liability company (please print or type)


ADDRESS:


Number and Street


City-State-Zip Code

BY:
         Signature of authorized officer

Title:

Taxpayer Identification No.:

                             SUBSCRIPTION AGREEMENT
                       SIGNATURE PAGE FOR TRUST INVESTORS

Executed this _____ day of ______, 1996

Dollar Amount of Notes Subscribed for: ________ (in Multiples of $5,000/minimum investment: $50,000)


Name of trust (please print or type):


Name of trustee (please print or type):


ADDRESS:


Number and Street:


City-State-Zip Code:

BY: _________________________
        Trustee's signature

BY:
        Additional trustee's signature (if required by Trust
        Agreement)

Taxpayer Identification No. or
Social Security No.:

                             SUBSCRIPTION AGREEMENT
                    SIGNATURE PAGE FOR PARTNERSHIP INVESTORS

Executed this ___ day of __________, 1996

Dollar Amount of Notes Subscribed for: _________ (in Multiples of $5,000/minimum investment: $50,000)


Name of partnership (please print or type)


Name of general partner

ADDRESS:


Number and Street


City-State-Zip Code

BY:
Authorized signature of general partner


Print name of signer and title of signer's office
(or other capacity, as applicable)


Taxpayer Identification No:

                           ACCEPTANCE OF SUBSCRIPTION

Approved and accepted as of the 25th day of September, 1996


                            OMEGA ORTHODONTICS, INC.



                                            By  /s/ Robert J. Schulhof
                                                --------------------------------
                                                Robert J. Schulhof, President